Exhibit 10.10



                             EMPLOYMENT AGREEMENT

      EMPLOYMENT AGREEMENT (the "Agreement") dated as of November 8, 2004 by and between iVoice Technology 3, Inc., Inc., a Nevada corporation with an address at 750 Highway 34, Matawan, NJ 07747 (the "Company"), and Bruce Knef, residing at 84 Culberson Road, Basking Ridge, New Jersey 07920 (the "Employee").

                             W I T N E S S E T H

      WHEREAS, the Company desires that Employee be employed by it and render services to it, and Employee is willing to be so employed and to render such services to the Company, all on the terms and subject to the conditions contained herein.

      NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, and other good and valuable consideration, the receipt sufficiency of which is hereby acknowledged, the parties agree as follows:

      1.    Employment
            ----------

      Subject to and upon the terms and conditions contained in this Agreement, the Company hereby employs Employee, for the period set forth in Paragraph 2 (subject to the terms and conditions of this Agreement), to render the services to the Company, its affiliates and/or subsidiaries described in Paragraph 3.

      2.    Term
            ----

      Employee's term of employment under this Agreement shall commence on November 8, 2004 (the "Commencement Date") and shall continue for a period terminating on November 7, 2005 (the "Expiration Date"), unless earlier terminated under the terms and conditions herein (the "Employment Term").

      3.    Duties
            ------

             (a) The Employee agrees that he will serve the Company faithfully and to the best of his ability as the President and the Chief Executive Officer of the Company, subject to the general supervision of the Board of Directors of the Company. Employee shall be based in the Company's offices in New Jersey.

             (b) Employee agrees to abide by all By-Laws and policies of the Company promulgated from time to time by the Company.

      4.    Services and Best Efforts
            -------------------------

      Employee shall devote his attention, best efforts and ability of the service to the Company, its affiliates and subsidiaries during the term of this Agreement.

      5.    Compensation
            ------------

             (a) Base Salary. Commencing on the Commencement Date, the Employee shall receive an annual salary, payable semi-monthly during the Employment Term, in the amount of Eighty-five Thousand Dollars ($85,000), subject to all required federal, state and local payroll deductions. The Employee's base salary shall be increased on each anniversary of the Commencement Date as deemed appropriate by the Board of Directors of the Company.

             (b) Incentive Compensation.

                     (i)   For annual recorded and collected revenues of the
                                 Company in excess of Three Hundred Thousand
                                 Dollars ($300,000), but not exceeding Two
                                 Million Dollars ($2,000,000), the Employee shall receive additional annual incentive compensation equal to seven and one-half percent (7 1/2%) of the total annual revenues of the Company.

                     (ii)  For annual recorded and collected revenues of the
                                 Company in excess of Two Million Dollars
                                 ($2,000,000), the Employee shall receive additional annual incentive compensation, in addition to the incentive compensation referred to in clause (d) (i), equal to three and one-half percent (3 1/2%) of total annual revenues of the Company in excess of two million dollars.

                     (iii) Notwithstanding the above, should the pre-tax profit margin fall below thirty-five percent (35%), the incentive compensation payable pursuant to this paragraph shall be reduced by thirty-five percent (35%).

      6.    Business Expenses
            -----------------

      Employee shall be reimbursed for only those business expenses incurred by him (a) which are reasonable and necessary for Employee to perform his duties under this Agreement in accordance with policies established from time to time by the Company, which shall include and not be limited to: travel, parking, tools and cell phone calls and (b) for which Employee has submitted vouchers and/or receipts. The Employee shall be compensated at the rate of $.36 per mile, or as revised from time to time, pursuant to the Internal Revenue Service's regulations, for every mile that he drives while on Company business and utilizing his own vehicle. Additionally, the Employee shall be provided a notebook computer for business use that the Employee shall return to the Company upon Termination of this Agreement.

      7.    Employee Benefits
            -----------------

      The Company shall reimburse the Employee for his actual cost of health insurance.


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

      8.    Vacation and Sick Leave
            -----------------------

      Employee shall be entitled to four (2) weeks of vacation per annum during the Employment Term, to be taken at such times as may be mutually agreed upon by the Company and Employee. The Employee shall be entitled to one (1) week of sick and/or personal leave per annum during the Employment Term.

      9.    Death and Disability
            --------------------

             (a) The Employment Term shall terminate on the date of Employee's death, in which event Employee's salary payable pursuant to Paragraph 5 through the last day of the month in which the Employee's death did occur shall be paid to his estate. Employee's estate will not be entitled to any other compensation upon termination of this Agreement pursuant to this Paragraph 9(a).

             (b) If during the Employment Term, Employee, because of physical or mental illness or incapacity, shall become substantially unable to perform the duties and services required of him under this Agreement for a period of forty-five (45) consecutive days or ninety (90) days in the aggregate, the Company may, upon at least ten (10) days' prior written notice given at any time after the expiration of such 45 or 90-day period, as the case may be, to Employee of its intention to do so, terminate this Agreement as of such date as may be set forth in the notice. In case of such termination, Employee shall be entitled to receive his salary payable pursuant to Paragraph 5 through the date of termination. Employee will not be entitled to any other compensation upon termination of this Agreement pursuant to this Paragraph 9(b).

      10.   Termination
            -----------

             (a) The Company may terminate the employment of Employee For Cause or Without Cause during the Employment Term. Upon such termination, except as set forth herein, the Company shall be released from any and all further obligations under this Agreement, except that the Company shall be obligated to pay Employee the unpaid prorated salary pursuant to Paragraph 5 earned or accrued up through the day on which Employee is terminated.

             (b)  As  used  herein,   the  term  "Without  Cause"  shall  mean
termination of the Employee's employment by the Company for any reason other than For Cause, Death or Disability.

             (c)  As used herein, the term "For Cause" shall mean:

                   (i) any material breach of this Agreement by Employee that, in the case of a breach that may be cured or remedied, is not cured or remedied to the reasonable satisfaction of the Company within 30 days after notice is given by the Company to Employee, setting forth in reasonable detail the nature of such breach;

                   (ii) Employee's failure to perform his duties and services hereunder to the reasonable satisfaction of the Board of Directors or CEO of the Company that, in the case of any such failure that may be cured or remedied, is not cured or remedied to the reasonable satisfaction of the Company within 30 days after


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

notice is given by the Company to Employee, setting forth in reasonable detail the nature of such failure;

                   (iii) any material act, or material failure to act, by Employee in bad faith and to the material detriment of the Company; or

                   (iv) commission by Employee of a material act involving moral turpitude, dishonesty, unethical business conduct, or any other conduct which significantly impairs the reputation of the Company, its subsidiaries or affiliates.

                   (v) the conviction of the Employee of a felony, including the plea of nolo contendere

      11.   Disclosure of Information and Restrictive Covenant
            --------------------------------------------------

             (a) Employee acknowledges that, by his employment, he has been and will be in a confidential relationship with the Company and will have access to confidential information and trade secrets of the Company, its subsidiaries and affiliates, including, but not limited to, confidential information or trade secrets belonging or relating to the Company, its subsidiaries, affiliates, customers and/or clients or proprietary processes or procedures of the Company, its subsidiaries, affiliates, customers and/or clients. Proprietary processes and procedures shall include, but shall not be limited to, all information which is known only to employees of the Company, its respective subsidiaries and affiliates or others in a confidential relationship with the Company or its respective subsidiaries and affiliates which relates to business matters. Confidential information and trade secrets include, but are not limited to, customer and client lists, price lists, marketing and sales strategies and procedures, operational and equipment techniques, business plans and systems, quality control procedures and systems, special projects and technological research, including projects, research and reports for any entity or client or any project, research, report or the like concerning sales or manufacturing or new technology, employee compensation plans and any other information relating thereto, and any other records, files, drawings, inventions, discoveries, applications or processes which are not in the public domain (all the foregoing shall be referred to herein as the "Confidential Information"). Employee agrees that in consideration of the execution of this Agreement by the Company, he will not use, or disclose to any third party, any of the Confidential Information, other than as required to perform his services hereunder or as directed or authorized by the Company's Board of Directors or President.

             (b)
                   (i) Employee will not, at any time prior to the Expiration Date, or if the Employee's employment shall terminate prior to the Expiration Date, then for a period of eighteen (18) months after the Employee ceases to be employed by the Company, engage in or participate in any business activity, including, but not limited to, acting as a director, officer, employee, agent, independent contractor, partner, consultant, licensor or licensee, franchiser or franchisee, proprietor, syndicate member, or shareholder that operates a business or activity which competes with any business or activity engaged in by the Company.

                   (ii) Any time during his employment by the Company or after the Employee ceases to be employed by the Company, divulge to any persons, firms or corporations, other than the Company (hereinafter referred to collectively as "third


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

parties"), or use or allow or cause or authorize any third parties to use, any such Confidential Information; and

                   (iii) At any time during his employment by the Company and for a period of eighteen (18) months after the Employee ceases to be employed by the Company, solicit or cause or authorize directly or indirectly to be solicited, for or on behalf of the Employee or third parties, any business from persons, firms, corporations or other entities who were at any time within one
(1) year prior to the cessation of his employment hereunder, customers of the Company; and

                   (iv) At any time during his employment by the Company and for a period of eighteen (18) months after the Employee ceases to be employed by the Company, accept or cause or authorize directly or indirectly to be accepted, for or on behalf of the Employee or third parties, any business from any such customers of this Company; and

                   (v) At any time during his employment by the Company and for a period of eighteen (18) months after the Employee ceases to be employed by the Company, solicit or cause or authorize directly or indirectly to be solicited for employment, for or on behalf of the Employee or third parties, any persons who were at any time within one year prior to the cessation of his employment hereunder, employees of the Company; and

                   (vi) At any time during his employment by the Company and for a period of eighteen (18) months after the Employee ceases to be employed by the Company, employ or cause or authorize directly or indirectly to be employed, for or on behalf of the Employee or third parties, any such employees of the Company; and

                   (vii) At any time during his employment by the Company and for a period of eighteen (18) months after the Employee ceases to be employed by the Company, compete with the Company in any fashion or work for, advise, be a consultant to or an officer, director, agent or employee of or otherwise associate with any person, firm, corporation or other entity which is engaged in or plans to engage in a business or activity which competes with any business or activity engaged in by the Company, or which is under development or in a planning stage by the Company.

             (c) Employee will not induce or persuade other employees of the Company to join him in any activity prohibited by Paragraph 11 or 12.

             (d) This Paragraph 11 and Paragraphs 12, 13, 14, 15, 20, 21 and 23 shall survive the expiration or termination of the Agreement for any reason.

             (e) It is expressly agreed by Employee that the nature and scope of each of the provisions set forth in Paragraphs 11 and 12 are reasonable and necessary. If, for any reason, any aspect of these provisions as they apply to Employee is determined by a court of competent jurisdiction to be unreasonable or unenforceable, the provisions shall only be modified to the minimum extent required to make the provisions reasonable and/or enforceable, as the case may be. Employee acknowledges and agrees that his services are of a unique character and expressly grants to the Company or any subsidiary, successor or assignee of the Company, the right to enforce the provisions above through the use of all remedies available at law or in equity, including, but not limited to, injunctive relief.


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

      12.   Company Property
            ----------------

             (a) Any patents, inventions, discoveries, applications, processes or designs, devised, planned, applied, created, discovered or invented by Employee in the course of Employee's employment under this Agreement and which pertain to any aspect of the Company's or its respective subsidiaries' or affiliates' businesses shall be the sole and absolute property of the Company, and Employee shall make prompt report thereof to the Company and promptly execute any and all documents reasonably requested to assure the Company the full and complete ownership thereof.

             (b) All records, files, lists, including computer generated lists, drawings, documents, equipment and similar items relating to the Company's business which Employee shall prepare or receive from the Company shall remain the Company's sole and exclusive property. Upon termination of the Employment Term, or, if earlier, upon demand by the Company, Employee shall promptly return to the Company all property of the Company in his possession. Employee further represents that he will not copy or cause to be copied, print out or cause to be printed out any software, documents or other materials originating with or belonging to the Company. Employee covenants that, upon termination of his employment with the Company, he will not retain in his possession any such software, documents or other materials.

      13.   Remedy
            ------

      It is mutually understood and agreed that Employee's services are special, unique, unusual, extraordinary and of an intellectual character giving them a peculiar value, the loss of which cannot be reasonably or adequately compensated in damages in an action at law. Accordingly, in the event of any breach of this Agreement by Employee, including, but not limited to, the breach of the non-disclosure, non-solicitation and non-compete clauses under Paragraphs 11 and 12 hereof, the Company shall be entitled to equitable relief by way of injunction or otherwise in addition to damages the Company may be entitled to recover. Nothing herein shall be deemed to restrict any remedy available to Employee for breach of the Agreement by the Company.

      14.   Representations and Warranties of Employee and the Company
            ----------------------------------------------------------

             (a) In order to induce the Company to enter into this Agreement, Employee hereby represents and warrants to the Company as follows: (i) Employee has the legal capacity and unrestricted right to execute and deliver this Agreement once to perform all of his obligations hereunder: (ii) the execution and delivery of this Agreement by Employee and the performance of his obligations hereunder will not violate or be in conflict with any fiduciary or other duty, instrument, agreement, document, arrangement or other understanding to which Employee is a party or by which he is or may be bound or subject; and
(iii) Employee is not a party to any instrument, agreement, document, arrangement or other understanding with any person (other than the Company) requiring or restricting the use or disclosure of any confidential information or the provision of any employment, consulting or other services.


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

             (b) The Company hereby represents and warrants to Employee, as follows: (i) the execution, delivery, and performance of this Agreement has been duly authorized by all necessary corporate action of the Company; and (ii) this Agreement constitutes the valid and binding obligation of the Company, enforceable in accordance with its terms, except that such enforcement may be subject to any bankruptcy, insolvency, reorganization, fraudulent transfer or other laws, now or hereafter in effect, relating to or limiting creditors' rights generally.

      15.   Notices
            -------

      All notices given hereunder shall be in writing and shall be deemed effectively given when mailed, if sent by registered or certified mail, return receipt requested, addressed to Employee at his address set forth on the first page of this Agreement, and to the Company at its address set forth on the first page of this Agreement, Attention: Jerome Mahoney, Chairman of the Board, with a copy to Meritz & Muenz LLP, 2021 O Street, Wahsington DC 20036, Attention:
Lawrence A. Muenz, or at such address as such party shall have designated by a notice given in accordance with this Paragraph 15, or when actually received by the party for whom intended, if sent by any other means.

      16.   Entire Agreement
            ----------------

      This Agreement constitutes the entire understanding of the parties with respect to its subject matter and no change, alteration or modification hereof may be made except in writing signed by the parties hereto. Any prior or other agreements, promises, negotiations or representations not expressly set forth in this Agreement are of no force or effect.

      17.   Severability
            ------------

      If any provision of this Agreement shall be unenforceable under any applicable law, then notwithstanding such unenforceability, the remainder of this Agreement shall continue in full force and effect.

      18.   Waivers, Modifications, Etc.
            ---------------------------

      No amendment, modification or waiver of any provision of this Agreement shall be effective unless the same shall be in writing and signed by each of the parties hereto, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

      19.   Assignment
            ----------

      Neither this Agreement, nor any of Employee's rights, powers, duties or obligations hereunder, may be assigned by Employee. This Agreement shall be binding upon and inure to the benefit of Employee and his heirs and legal representatives and the Company and its successors and assigns. Successors of the Company shall include, without limitation, any corporation or corporations acquiring, directly or indirectly, all or substantially all of the assets of the Company, whether by merger,


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

consolidation, purchase, lease or otherwise, and such successor shall thereafter be deemed "the Company" for the purpose hereof.

      20.   Applicable Law
            --------------

      This Agreement shall be deemed to have been made, drafted, negotiated and the transactions contemplated hereby consummated and fully performed in the State of New Jersey and shall be governed by and construed in accordance with the laws of the State of New Jersey, without regard to the conflicts of law rules thereof. Nothing contained in this Agreement shall be construed so as to require the commission of any act contrary to law, and whenever there is any conflict between any provision of this Agreement and any statute, law, ordinance, order or regulation, contrary to which the parties hereto have no legal right to contract, the latter shall prevail, but in such event any provision of this Agreement so affected shall be curtailed and limited only to the extent necessary to bring it within the legal requirements.

      21.   Jurisdiction and Venue
            ----------------------

      It is hereby irrevocably agreed that all actions, suits or proceedings between the Company and Employee arising out of, in connection with or relating to this Agreement shall be exclusively heard and determined in, and the parties do hereby irrevocably submit to the exclusive jurisdiction of the appropriate New Jersey trial court located in the county in which the Company's principal offices are located, or the Federal District Court in the district in which the Company's principal offices are located. The parties also agree that a final judgment in any such action, suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. The parties hereby unconditionally waive any objection which either of them may now or hereafter have to the venue of any such action, suit or proceeding brought in any of the aforesaid courts, and waive any claim that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum.

      22.   Full Understanding
            ------------------

      Employee represents and agrees that he fully understands his right to discuss all aspects of this Agreement with his private attorney, that to the extent, if any, that he desired, he availed himself of this right, that he has carefully read and fully understands all of the provisions of this Agreement, that he is competent to execute this Agreement. that his agreement to execute this Agreement has not been obtained by any duress and that he freely and voluntarily enters into it, and that he has read this document in its entirety and fully understands the meaning, intent and consequences of this document which is that it constitutes an agreement of employment.


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

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date written below.

SpeechSwitch, Inc.                        BRUCE KNEF


By:___________________________      By:_________________________


Title:__________________________    Dated:______________________


Dated:______________________





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